UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 12, 2004
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                               ZYMOGENETICS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             Washington                     000-33489                 91-1144498
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    (State or Other Jurisdiction      (Commission File No.)        (IRS Employer
         of Incorporation)                                   Identification No.)

            1201 Eastlake Avenue East, Seattle, Washington 98102-3702
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into Material Definitive Agreement.

     Pursuant to a master agreement dated September 7, 2004 (the "Master Agreement"), ZymoGenetics, Inc. ("ZymoGenetics"), Serono S.A. ("Serono") and Serono B.V., have entered into a series of agreements, effective October 12, 2004, providing for a strategic research, development and commercialization alliance. The terms of the Master Agreement and related agreements were subject to review by the United States Federal Trade Commission (the "FTC") and Department of Justice, under the provisions of the Clayton Act, 15 U.S.C. ss. 18a, as added by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). On October 5, 2004, the FTC terminated the waiting period required under the HSR Act with regard to the proposed alliance.

     Upon closing on October 12, 2004, the parties entered into the following agreements:

     o A strategic alliance agreement, pursuant to which ZymoGenetics and Serono will independently evaluate the therapeutic utility of various ZymoGenetics protein drug candidates during a period of five years and may pursue research independently or collaboratively relating to individual candidates, and Serono will pay a $20 million fee to ZymoGenetics in return for options to license or enter into co-development arrangements with respect to such protein drug candidates;

     o A stock purchase agreement, pursuant to which Serono B.V. has purchased 3,176,620 shares of ZymoGenetics common stock for a total purchase price of $50 million;

     o A co-development/co-promotion and license agreement relating to IL-31 in North America, pursuant to which ZymoGenetics and Serono will work collaboratively and share the costs to develop and commercialize IL-31 in the U.S.A (Serono will be solely responsible for development and commercialization in Canada and Mexico), and Serono will pay to ZymoGenetics a license fee plus potential milestone payments, share of U.S. profits and royalties on sales in Canada and Mexico;

     o An exclusive license agreement relating to IL-22RA, pursuant to which ZymoGenetics licensed exclusive worldwide rights in IL-22RA to Serono in exchange for a license fee plus potential milestone payments and royalties; and

     o An exclusive license agreement relating to FGF18, pursuant to which ZymoGenetics licensed exclusive worldwide rights in FGF18 to Serono in exchange for a license fee plus potential milestone payments and royalties.

With respect to the three agreements for IL-31, IL-22RA and FGF18, ZymoGenetics will receive initial license fees totaling $11.25 million. The agreements provide that total upfront and milestone payments under these licenses could exceed $100 million.

     This strategic alliance builds on an existing collaborative relationship with Serono. In August 2001, ZymoGenetics entered into a collaborative development and marketing agreement with Ares Trading S.A., a wholly owned subsidiary of Serono S.A., focused on two preclinical product candidates, designated TACI and BCMA, that are involved in the regulation of the human immune system. During the term of the agreement, ZymoGenetics and Serono will work together exclusively to develop biopharmaceutical products based on the two receptors for the treatment of autoimmune diseases. Together with Serono, ZymoGenetics completed a Phase 1 clinical trial of TACI-Ig in healthy volunteers in early 2004. The companies are currently conducting ongoing Phase 1 clinical trials of TACI-Ig in systemic lupus erythematosus and rheumatoid arthritis patients.

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     This report contains "forward-looking statements" within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current intent and expectations of the management of ZymoGenetics. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. ZymoGenetics' actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements because of risks associated with its unproven discovery strategy, preclinical and clinical development, regulatory oversight, intellectual property claims and litigation and other risks detailed in ZymoGenetics' other public filings with the Securities and Exchange Commission, including ZymoGenetics' Annual Report on
Form 10-K for the year ended December 31, 2003. Except as required by law, ZymoGenetics undertakes no obligation to update any forward-looking or other statements in this report, whether as a result of new information, future events or otherwise.



Item 3.02.        Unregistered Sales of Equity Securities.

     Upon closing of the transaction on October 12, 2004, ZymoGenetics issued and sold to Serono 3,176,620 shares of ZymoGenetics common stock at a price per share of $15.74, for an aggregate purchase price of approximately $50 million. The shares purchased by Serono are exempt from registration pursuant to Rule 506 of the Securities Act because Serono is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act. For purposes of the exemption, ZymoGenetics has relied on Serono's representations and warranties made pursuant to an agreement executed in connection with the closing that Serono is an "accredited investor."


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ZYMOGENETICS, INC.



Dated:  October 14, 2004                By    /s/ James A. Johnson
                                              ----------------------------------
                                              James A. Johnson
                                              Chief Financial Officer


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